                                                                    Exhibit 99.1


             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                                  (UNAUDITED)

    The Pro Forma Condensed Consolidated Financial Information (A) reflects financial information with respect to the Company's (i) acquisition in August 1997 of all the outstanding stock of Austin Knight for a purchase price of approximately $47.2 million, which includes $1.2 million payable to certain selling shareholders of Austin Knight in the form of notes and is net of approximately $11.5 million of cash acquired relating to the sale in July 1997 of real property by Austin Knight, (ii) acquisitions in 1997 (the "1997 Acquisitions") of seven companies, other than Austin Knight, for an aggregate purchase price of approximately $17.9 million which includes the issuance of 48,935 shares of Common Stock, and (iii) acquisitions during 1996 of eleven companies, including Neville Jeffress Australia Pty Limited ("Neville Jeffress"), for an aggregate purchase price of approximately $25.1 million (the "1996 Acquisitions"), (B) is adjusted for (i) the sale of 2,400,000 shares of Common Stock offered hereby at an assumed public offering price of $20.00 per share and the application of the net proceeds therefrom as described in "Use of Proceeds", and (ii) the receipt of cash from the Principal Stockholder and certain other Selling Stockholders in repayment of their net indebtedness to the Company which was approximately $12.2 million at June 30, 1997 with proceeds from their sale of Common Stock in this offering and (C) for the statement of operations for the year ended December 31, 1996 only, is further adjusted for the initial public offering of 4,147,408 shares of Common Stock and the application of the $50.8 million net proceeds therefrom to reduce debt, including debt incurred to finance the 1996 Acquisitions, as if such offering occurred on January 1, 1996. The acquisitions are being accounted for under the purchase method of accounting.

    The financial statements of the foreign companies acquired and included in the Pro Forma Condensed Consolidated Financial Information were translated at the following exchange rates: with respect to Austin Knight and other United Kingdom companies, British Pounds Sterling were translated to U.S. dollars at the rate of 1.573, 1.634 and 1.665, respectively, with respect to the 1996 statement of operations, the 1997 statement of operations and the 1997 balance sheet, Canadian dollars were translated to U.S. dollars at the rate of .734 and
 .733, respectively, with respect to the 1996 statement of operations and the 1997 statement of operations, Dutch Guilders were translated to U.S. dollars at the rate of .5907 and .5352, respectively, with respect to the 1996 statement of operations and the 1997 statement of operations, Belgian Francs were translated into U.S. dollars at the rate of .0322 and Australian dollars were translated into U.S. dollars at the rate of .786 with respect to the 1996 statement of operations.

    The Pro Forma Condensed Consolidated Financial Information (i) gives effect to the acquisition of Austin Knight, the 1997 Acquisitions and the 1996 Acquisitions, (ii) is based upon estimated allocations of the purchase prices and (iii) includes all adjustments described in the notes hereto.

    The Pro Forma Condensed Consolidated Statements of Operations were prepared as if the above acquisitions, the Company's initial public offering (with respect to the statement of operations for the year ended December 31, 1996 only) and this offering occurred as of January 1 for the periods presented. The Pro Forma Condensed Consolidated Balance Sheet was prepared as if the acquisition of Austin Knight, which closed during August 1997, and this offering occurred on June 30, 1997. The Pro Forma Condensed Consolidated Financial Information should be read in conjunction with the historical financial statements and notes thereto included elsewhere in this Prospectus.

    The Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 1996 and the six months ended June 30, 1997 do not include any potential cost savings. The Company believes that it may be able to reduce salaries and related costs and office and general expenses as it eliminates duplication of overhead, particularly in the United Kingdom, Australia and Canada. There can be no assurance that the Company will be successful in effecting any such cost savings.

    The Pro Forma Condensed Consolidated Financial Information is unaudited and is not necessarily indicative of the consolidated results which actually would have occurred if the above transactions and this offering had been consummated at the beginning of the periods presented, nor does it purport to present the future financial position and results of operations for future periods.

                               TMP WORLDWIDE INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1997
                                 (IN THOUSANDS)
                                  (UNAUDITED)

                                 TMP
                              WORLDWIDE       AUSTIN
                                INC.         KNIGHT(2)      ADJUSTMENTS
                              ---------   ---------------   -----------
   ASSETS
Current assets:
  Cash and cash
    equivalents.............  $   1,264       $   606        $ --
  Accounts receivable,
    net.....................    203,509        45,411          --
  Work-in-process...........     17,665           365          --
  Prepaid and other.........      6,111       --               --
                              ---------       -------       -----------
    Total current assets....    228,549        46,382          --
Receivable from Principal
 Stockholder, net...........     11,611       --               --
Property and equipment,
 net........................     31,568        28,099         (23,172)(a)
Deferred income taxes.......      9,046       --               --
Intangibles, net............     90,095           504          43,570(b)
Other assets................      3,179       --               --
                              ---------       -------       -----------

                              $ 374,048       $74,985        $ 20,398
                              ---------       -------       -----------
                              ---------       -------       -----------
    LIABILITIES AND
      STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable..........  $ 174,532       $29,737        $ --
  Accrued expenses and other
    current liabilities.....     28,682         6,202           3,000(b)
  Deferred income taxes.....     10,420       --               --
  Current portion of
    long-term debt..........      6,046         6,705             472(c)
                              ---------       -------       -----------
    Total current
      liabilities...........    219,680        42,644           3,472
Long-term debt, less current
 portion....................    116,088         7,641          41,626(a,c)

Minority interests..........        435       --               --
Stockholders' equity:
  Common stock..............          9       --               --
  Class B common stock......         15       --               --
  Additional paid-in
    capital.................    110,166       --
  Foreign currency
    translation
    adjustment..............        271       --               --
  Deficit...................    (72,616)      --               --
  Equity of Austin Knight...     --            24,700         (24,700)(d)
                              ---------       -------       -----------
    Total stockholders'
      equity................     37,845        24,700         (24,700)
                              ---------       -------       -----------

                              $ 374,048       $74,985        $ 20,398
                              ---------       -------       -----------
                              ---------       -------       -----------

                                                                          PRO FORMA
                                                                          COMBINED
                                      PRO FORMA     OFFERING                 AS
                                      COMBINED     ADJUSTMENTS           ADJUSTED(3)
                                     -----------   -----------           -----------
   ASSETS
Current assets:
  Cash and cash
    equivalents.............          $    1,870    $ --                  $  1,870
  Accounts receivable,
    net.....................             248,920      --                   248,920
  Work-in-process...........              18,030      --                    18,030
  Prepaid and other.........               6,111      --                     6,111
                                     -----------   -----------           -----------
    Total current assets....             274,931      --                   274,931
Receivable from Principal
 Stockholder, net...........              11,611     (11,611)(e)            --
Property and equipment,
 net........................              36,495      --                    36,495
Deferred income taxes.......               9,046      --                     9,046
Intangibles, net............             134,169      --                   134,169
Other assets................               3,179        (554)(e)             2,625
                                     -----------   -----------           -----------
                                      $  469,431    $(12,165)             $457,266
                                     -----------   -----------           -----------
                                     -----------   -----------           -----------
    LIABILITIES AND
      STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable..........          $  204,269    $ --                  $204,269
  Accrued expenses and other
    current liabilities.....              37,884      --                    37,884
  Deferred income taxes.....              10,420      --                    10,420
  Current portion of
    long-term debt..........              13,223      --                    13,223
                                     -----------   -----------           -----------
    Total current
      liabilities...........             265,796      --                   265,796
Long-term debt, less current
 portion....................             165,355     (56,965)(e,f)         108,390
Minority interests..........                 435      --                       435
Stockholders' equity:
  Common stock..............                   9           3(f,g)               12
  Class B common stock......                  15          (1)(f,g)              14
  Additional paid-in
    capital.................             110,166      44,798(f)            154,964
  Foreign currency
    translation
    adjustment..............                 271      --                       271
  Deficit...................             (72,616)     --                   (72,616)
  Equity of Austin Knight...             --           --                    --
                                     -----------   -----------           -----------
    Total stockholders'
      equity................              37,845      44,800                82,645
                                     -----------   -----------           -----------
                                      $  469,431    $(12,165)             $457,266
                                     -----------   -----------           -----------
                                     -----------   -----------           -----------

                          See footnotes on next page.

                               TMP WORLDWIDE INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                     FOR THE SIX MONTHS ENDED JUNE 30, 1997

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                         TMP              1997             AUSTIN
                                                    WORLDWIDE INC.   ACQUISITIONS(1)     KNIGHT(2)      ADJUSTMENTS
                                                    --------------   ---------------   --------------   -----------
Commissions and fees..............................     $100,619          $5,717             $29,063       $--
                                                    --------------       ------             -------     -----------
Operating expenses:
  Salaries and related costs......................       50,484           2,868              16,749        --
  Office and general..............................       36,285           1,939               8,012           282(h)
  Amortization of intangibles.....................        2,849          --                 --                971(i)
                                                    --------------       ------             -------     -----------
  Total operating expenses........................       89,618           4,807              24,761         1,253
                                                    --------------       ------             -------     -----------
Operating income..................................       11,001             910               4,302        (1,253)
Interest expense, net.............................       (4,048)            (87)               (338)       (2,291)(j,k)
Other income (expense), net.......................            3             (71)                --_        --
                                                    --------------       ------             -------     -----------
Income before provision (benefit) for income
  taxes, minority interests and equity in earnings
  of affiliates...................................        6,956             752               3,964        (3,544)
Provision (benefit) for income taxes..............        3,306             162               1,665        (1,026)(l)
Minority interests................................          227          --                 --             --
Equity in earnings of affiliates..................           (5)         --                 --             --
                                                    --------------       ------             -------     -----------
Net income........................................        3,418             590               2,299        (2,518)
Preferred stock dividends.........................         (123)         --                 --             --
                                                    --------------       ------             -------     -----------
Net income applicable to common and Class B common
  stockholders....................................     $  3,295          $  590             $ 2,299       $(2,518)
                                                    --------------       ------             -------     -----------
                                                    --------------       ------             -------     -----------
Net income per common and Class B common share....
Weighted average number of common, Class B common
  and common equivalent shares outstanding........

                                                                                         PRO FORMA
                                                         PRO FORMA     OFFERING           COMBINED
                                                         COMBINED     ADJUSTMENTS      AS ADJUSTED(3)
                                                        -----------   -----------      --------------
Commissions and fees..............................       $135,399       $--               $135,399
                                                        -----------   -----------      --------------
Operating expenses:
  Salaries and related costs......................         70,101        --                 70,101
  Office and general..............................         46,518        --                 46,518
  Amortization of intangibles.....................          3,820        --                  3,820
                                                        -----------   -----------      --------------
  Total operating expenses........................        120,439        --                120,439
                                                        -----------   -----------      --------------
Operating income..................................         14,960        --                 14,960
Interest expense, net.............................         (6,764)       1,865(m)           (4,899)
Other income (expense), net.......................            (68)       --                    (68)
                                                        -----------   -----------      --------------
Income before provision (benefit) for income
  taxes, minority interests and equity in earnings
  of affiliates...................................          8,128        1,865               9,993
Provision (benefit) for income taxes..............          4,107          746(n)            4,853
Minority interests................................            227        --                    227
Equity in earnings of affiliates..................             (5)       --                     (5)
                                                        -----------   -----------      --------------
Net income........................................          3,789        1,119               4,908
Preferred stock dividends.........................           (123)       --                   (123)
                                                        -----------   -----------      --------------
Net income applicable to common and Class B common
  stockholders....................................       $  3,666       $1,119            $  4,785
                                                        -----------   -----------      --------------
                                                        -----------   -----------      --------------
Net income per common and Class B common share....       $    .15                         $    .18
                                                        -----------                    --------------
                                                        -----------                    --------------
Weighted average number of common, Class B common
  and common equivalent shares outstanding........         24,037                           26,437
                                                        -----------                    --------------
                                                        -----------                    --------------

- ------------------------

(1) The Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 1997 reflects the results of operations of seven companies that were acquired during the period January 1, 1997 through June 30, 1997 for the portion of 1997 prior to acquisition.

(2) The Pro Forma Condensed Consolidated Balance Sheet includes the accounts of Austin Knight as of June 30, 1997 as if it was acquired on June 30, 1997 and the Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 1997 includes the results of operations of Austin Knight for the six months ended June 30, 1997.

(3) Adjusted to give effect to (i) the sale by the Company of 2,400 shares of Common Stock at an assumed public offering price of $20.00 per share and
    (ii) the repayment by the Principal Stockholder and certain other Selling Stockholders of their approximately $12.2 million net indebtedness to the Company and the application of the net proceeds from these transactions as described in "Use of Proceeds" as if the offering and the repayment occurred on June 30, 1997 with respect to the Pro Forma Condensed Consolidated Balance Sheet and on January 1, 1997 with respect to the Pro Forma Condensed Consolidated Statement of Operations.

                               TMP WORLDWIDE INC.

             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                AS OF AND FOR THE SIX MONTHS ENDED JUNE 30, 1997

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

(a) To eliminate $23,172 of real estate not being acquired and $5,110 of related debt not being assumed, in connection with the acquisition of Austin Knight.

(b) To record intangible assets of $44,074 for the excess of cost of $50,208, including $3,000 for additional acquisition costs, over the net book value of $6,134 of Austin Knight and write off $504 of goodwill included in the Austin Knight balance sheet.

(c) To reflect $47,208 of additional borrowings under the Company's financing agreement and seller financed notes issued in connection with the acquisition of Austin Knight.

(d) To eliminate $24,700 for the equity acquired with the acquisition of Austin Knight.

(e) To record the receipt of $12,165 in cash from the Principal Stockholder and certain other Selling Stockholders in repayment of their net indebtedness, with proceeds from a portion of their sale hereby of 1,224 shares of Common Stock, and the use of such cash to repay a portion of the Company's borrowings used to finance the acquisition of Austin Knight.

(f) To reflect the use of the estimated net proceeds from the issuance of 2,400 shares of Common Stock in this offering as follows, see "Use of Proceeds":

Repayment of the balance borrowings used to finance the acquisition of Austin Knight.............................  $  33,843
Repayment of other borrowings outstanding under the Company's financing agreement................................     10,957
                                                                                                                   ---------
Estimated net proceeds...........................................................................................  $  44,800
                                                                                                                   ---------
                                                                                                                   ---------

(g) To reclassify Class B Common Stock to Common Stock to reflect conversion by the Principal Stockholder of 1,200 shares sold by him as part of this offering.

(h) To record estimated occupancy costs related to Austin Knight in lieu of real estate not being acquired as if such acquisition occurred on January 1, 1997.

(i) To record amortization of intangibles arising from the acquisition of Austin Knight as if such acquisition occurred on January 1, 1997 and the acquisitions completed between January 1 and June 30, 1997 for the portion of 1997 prior to acquisition. Such amortization expense is based on a 30 year life and is computed as follows:

Intangibles of $44,074 arising from the acquisition of Austin Knight, amortized for six months.....................  $     735
Intangibles of $17,081 arising from the acquisitions completed between January 1 and June 30, 1997, amortized for
 the period prior to acquisition...................................................................................        236
                                                                                                                     ---------
                                                                                                                     $     971
                                                                                                                     ---------
                                                                                                                     ---------

(j) To record interest expense on borrowings under the Company's financing agreement and seller financed notes issued in connection with the acquisition of Austin Knight, as if such acquisitions occurred on January 1, 1997 and the acquisitions completed between January 1 and June 30, 1997 for the portion of 1997 prior to acquisition. Interest on such acquisition debt is determined as follows:

Debt of $47,208 arising from the acquisition of Austin Knight at 9.2% for six months..............................  $   2,172
Debt of $16,812 arising from the acquisitions completed between January 1 and June 30, 1997 at 8.5% for the period
 prior to acquisition.............................................................................................        351
                                                                                                                    ---------
                                                                                                                    $   2,523
                                                                                                                    ---------
                                                                                                                    ---------

(k) To eliminate $232 of interest expense for debt of Austin Knight, repaid in July 1997 in connection with the sale of real estate.

(l) To record the tax benefit on interest expense of $2,523 on borrowings for the acquisition of Austin Knight, and acquisitions completed between January 1 and June 30, 1997 for the portion of 1997 prior to acquisition, at an estimated tax rate of 40% and the net tax benefit on the $50 of net additional costs related to the acquisition of Austin Knight (see Notes (i) and (l) above) at 34%.

(m) Reflects the use of proceeds from this offering, including cash received from the Principal Stockholder and certain other Selling Stockholders, as described in "Use of Proceeds" and the reduction of interest expense resulting from the reduction of debt less the interest income of $522 on the indebtedness of the Principal Stockholder, as if such indebtedness was repaid on January 1, 1997.

(n) Reflects the tax expense at 40% resulting from the net interest expense savings of $1,865 resulting from the reduction of debt through the use of proceeds. See Note (m) above.

                               TMP WORLDWIDE INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                             TMP
                                          WORLDWIDE        1996              1997           AUSTIN
                                            INC.      ACQUISITIONS(1)   ACQUISITIONS(2)    KNIGHT(3)
                                          ---------   ---------------   ---------------   -----------
Commissions and fees....................  $162,631        $19,913           $22,787         $47,609
                                          ---------   ---------------   ---------------   -----------
Operating expenses:
  Salaries and related costs............    80,291          9,745            10,327          27,888
  Office and general....................    60,101          8,840            10,364          14,510
  Amortization of intangibles...........     4,440        --                --               --
  Special compensation..................    52,019        --                --               --
                                          ---------   ---------------   ---------------   -----------
  Total operating expenses..............   196,851         18,585            20,691          42,398
                                          ---------   ---------------   ---------------   -----------
Operating income (loss).................   (34,220)         1,328             2,096           5,211
Interest expense, net...................   (14,265)          (104)              (69)           (615)
Other income (expense), net.............      (164)            43              (134)         --
                                          ---------   ---------------   ---------------   -----------
Income (loss) before provision (benefit)
  for income taxes, minority interests
  and equity in earnings of
  affiliates............................   (48,649)         1,267             1,893           4,596
Provision (benefit) for income taxes....     3,270            504               403           1,854
Minority interests......................       434             (1)          --               --
Equity in earnings of affiliates........       114        --                --               --
                                          ---------   ---------------   ---------------   -----------
Net income (loss).......................   (52,239)           764             1,490           2,742
Preferred stock dividends...............      (210)       --                --               --
                                          ---------   ---------------   ---------------   -----------
Net income (loss) applicable to common
  and Class B common stockholders.......  $(52,449)       $   764           $ 1,490         $ 2,742
                                          ---------   ---------------   ---------------   -----------
                                          ---------   ---------------   ---------------   -----------
Net income per common and Class B common
  share.................................
Weighted average number of common, Class
  B common and common equivalent shares
  outstanding...........................

                                                                                                    PRO FORMA
                                                                    PRO FORMA     OFFERING           COMBINED
                                          ADJUSTMENTS              COMBINED(4)   ADJUSTMENTS      AS ADJUSTED(5)
                                          -----------             -------------  -----------      --------------
Commissions and fees....................   $ --                   $    252,940     $--               $252,940
                                          -----------             -------------  -----------      --------------
Operating expenses:
  Salaries and related costs............     --                        128,251      --                128,251
  Office and general....................        544(a)                  94,359      --                 94,359
  Amortization of intangibles...........      2,546(b,c)                 6,986      --                  6,986
  Special compensation..................    (52,019)(d)                --           --                --
                                          -----------             -------------  -----------      --------------
  Total operating expenses..............    (48,929)                   229,596      --                229,596
                                          -----------             -------------  -----------      --------------
Operating income (loss).................     48,929                     23,344      --                 23,344
Interest expense, net...................     (1,274)(e,f,g,h)          (16,327 )    4,758(l)          (11,569)
Other income (expense), net.............     --                           (255 )    --                   (255)
                                          -----------             -------------  -----------      --------------
Income (loss) before provision (benefit)
  for income taxes, minority interests
  and equity in earnings of
  affiliates............................     47,655                      6,762      4,758              11,520
Provision (benefit) for income taxes....     (1,518)(i)                  4,513      1,903(m)            6,416
Minority interests......................       (182)(j)                    251      --                    251
Equity in earnings of affiliates........     --                            114      --                    114
                                          -----------             -------------  -----------      --------------
Net income (loss).......................     49,355                      2,112      2,855               4,967
Preferred stock dividends...............        105(k)                    (105 )    --                   (105)
                                          -----------             -------------  -----------      --------------
Net income (loss) applicable to common
  and Class B common stockholders.......   $ 49,460               $      2,007     $2,855            $  4,862
                                          -----------             -------------  -----------      --------------
                                          -----------             -------------  -----------      --------------
Net income per common and Class B common
  share.................................                          $        .08                       $    .18
                                                                  -------------                   --------------
                                                                  -------------                   --------------
Weighted average number of common, Class
  B common and common equivalent shares
  outstanding...........................                                24,580                         26,980
                                                                  -------------                   --------------
                                                                  -------------                   --------------

- ----------------------------------------
(1) Reflects the results of operations of the 1996 Acquisitions for the portion of 1996 prior to acquisition.
(2) Reflects the results of operations of the 1997 Acquisitions as if they were acquired on January 1, 1996.
(3) Reflects the acquisition of Austin Knight and includes the results of operations of Austin Knight for the year ended December 31, 1996.
(4) Reflects the acquisition of Austin Knight, the 1996 Acquisitions and the 1997 Acquisitions, the application of the net proceeds of $50.8 million received by the Company from its initial public offering as if such offering occurred on January 1, 1996, and the amortization of goodwill resulting from the exchange of Company stock in connection with the purchase of certain minority interests.
(5) Adjusted to give effect to (i) the sale by the Company of 2,400 shares of Common Stock at an assumed public offering price of $20.00 per share and
    (ii) the repayment by the Principal Stockholder and certain other Selling Stockholders of their $11.9 million net indebtedness to the Company, and the application of the net proceeds from these transactions as described in "Use of Proceeds," as if the offering and repayment occurred on January 1, 1996.
(a) To record estimated occupancy costs related to Austin Knight in lieu of real estate not being acquired.
(b) To record amortization on $84,678 of intangibles arising from the acquisition of Austin Knight, the 1996 Acquisitions, including Neville Jeffress, for the period prior to acquisition and the 1997 Acquisitions, over a period of 30 years.
(c) Reflects amortization over a 30 year period for the $1,620 in goodwill resulting from the purchase of certain minority interests for Company stock in connection with the initial public offering.
(d) To eliminate the nonrecurring, non-cash special compensation charge.
(e) To record interest on borrowings under the Company's financing agreement and seller financed notes issued in connection with the 1996 Acquisitions for the period prior to acquisition and the acquisition of Austin Knight and the 1997 Acquisitions. Interest on acquisition debt is determined as follows:

Debt of $47,208 arising from the acquisition of Austin Knight at 9.2% for twelve months...............  $   4,344
Debt of $24,491 arising from the 1996 Acquisitions for various periods at 8.5%........................      2,082
Debt of $16,812 arising from the 1997 Acquisitions at 8.5% for twelve months..........................      1,429
                                                                                                        ---------
                                                                                                        $   7,855
                                                                                                        ---------
                                                                                                        ---------

(f) To eliminate the nonrecurring, non-cash special interest charge of $2,603.
(g) Reflects the reduction of interest expense of $3,528 resulting from the reduction of borrowings through the use of proceeds received from the sale of 4,147.4 shares of common stock at $14.00 per share (the initial public offering) as if such transaction occurred on January 1, 1996.
(h) To eliminate $450 of interest for debt of Austin Knight not being assumed.
(i) To record the tax benefit on $35 of amortization expense for certain intangibles and $4,324 of interest expense on borrowings in connection with the acquisition of Austin Knight, the 1996 Acquisitions, and the 1997 Acquisitions, net of interest savings from the use of proceeds (see note
    (g)) at an estimated tax rate of 40% and the net tax benefit on the $94 of additional net costs related to the acquisition of Austin Knight (see notes
    (a) and (h)) at 34% net of the tax expense at 40% on the adjustment for minority interest (see note (j)).
(j) Reflects the elimination of the earnings attributable to the minority interest of a subsidiary in the amount of $300 less the call premium of $118 payable on the redemption of the subsidiary's preferred stock.
(k) Reflects the elimination of the preferred stock dividend of $210 less the call premium on the redemption of $105.
(l) Reflects the use of proceeds from this offering as described in "Use of Proceeds."
(m) Reflects the tax expense at 40% resulting from the net interest expense savings of $4,758 resulting from the reduction of debt through the use of proceeds.

                         REPORT OF INDEPENDENT AUDITORS

The Members of Austin Knight Limited

    We have audited the accompanying consolidated balance sheets of Austin Knight Limited and its subsidiaries as at 30 September 1995 and 1996 and the related consolidated profit and loss accounts, cash flow statements, statements of movements in shareholders' funds and statements of total recognised gains and losses for each of the years in the two year period ended 30 September 1996. These consolidated financial statements are the responsibility of the directors of Austin Knight Limited. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United Kingdom which do not differ in any material respects from generally accepted auditing standards in the United States of America. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Austin Knight Limited and its subsidiaries at 30 September 1995 and 1996, and the results of their operations and their cash flows for each of the years in the two year period ended 30 September 1996, in conformity with generally accepted accounting principles in the United Kingdom.

KPMG
Chartered Accountants
Registered Auditors
London, England

4 February 1997

                   AUSTIN KNIGHT LIMITED AND ITS SUBSIDIARIES

                      CONSOLIDATED PROFIT AND LOSS ACCOUNT

                                                                                          YEAR ENDED 30
                                                                                            SEPTEMBER
                                                                                      ----------------------
                                                                                         1995        1996
                                                                            NOTE        L'000       L'000
                                                                            -----     ----------  ----------
TURNOVER...............................................................           2      123,118     134,444
Cost of Sales..........................................................                 (110,403)   (120,196)
                                                                                      ----------  ----------
GROSS PROFIT...........................................................                   12,715      14,248
Administrative expenses................................................                   (9,796)    (11,206)
Other operating income.................................................                      378         473
                                                                                      ----------  ----------
OPERATING PROFIT.......................................................           3        3,297       3,515
Exceptional Item.......................................................           6       --             (95)
Interest...............................................................           7         (539)       (407)
                                                                                      ----------  ----------
PROFIT on ordinary activities before taxation..........................                    2,758       3,013
TAXATION...............................................................           8       (1,098)     (1,210)
                                                                                      ----------  ----------
PROFIT for the financial year..........................................                    1,660       1,803
DIVIDENDS..............................................................           9         (408)       (445)
                                                                                      ----------  ----------
RETAINED PROFIT for the financial year.................................          18        1,252       1,358
                                                                                      ----------  ----------
                                                                                      ----------  ----------

    There are no discontinued operations contained within the above results. Details of the results of the acquisitions made during the year are shown in note 3.

    The notes on pages F-33 to F-48 form part of these financial statements.

                   AUSTIN KNIGHT LIMITED AND ITS SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                                                                                     AS AT 30 SEPTEMBER
                                                                                    --------------------
                                                                                      1995       1996
                                                                           NOTE       L'000      L'000
                                                                         ---------  ---------  ---------
FIXED ASSETS
Intangible assets......................................................         10        498        419
Tangible assets........................................................         11     16,131     16,923
Investments............................................................         12        112        112
                                                                                    ---------  ---------
                                                                                       16,741     17,454
                                                                                    ---------  ---------
CURRENT ASSETS
Work-in-process........................................................                   270        193
Debtors................................................................         13     24,547     24,444
Cash at bank and in hand...............................................         24      1,006      1,596
                                                                                    ---------  ---------
                                                                                       25,823     26,233
CREDITORS: Amounts falling due within one year.........................         14    (24,490)   (24,668)
                                                                                    ---------  ---------
NET CURRENT ASSETS/(LIABILITIES).......................................                 1,333      1,565
                                                                                    ---------  ---------

TOTAL ASSETS LESS CURRENT LIABILITIES..................................                18,074     19,019
CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR................         15     (4,495)    (4,857)
PROVISION FOR LIABILITIES AND CHARGES..................................         16       (308)      (214)
                                                                                    ---------  ---------
NET ASSETS.............................................................                13,271     13,948
                                                                                    ---------  ---------
                                                                                    ---------  ---------
CAPITAL AND RESERVES
Called up share capital................................................         17      1,237      1,237
Share Premium Account..................................................         18         87         87
Revaluation reserve....................................................         18      5,396      5,396
Profit and loss account................................................         18      6,551      7,228
                                                                                    ---------  ---------
                                                                                       13,271     13,948
                                                                                    ---------  ---------
                                                                                    ---------  ---------

    The notes on pages F-33 to F-48 form part of these financial statements.

                   AUSTIN KNIGHT LIMITED AND ITS SUBSIDIARIES

                       CONSOLIDATED CASH FLOW STATEMENTS

                                                                                                         YEAR ENDED
                                                                                                       30 SEPTEMBER,
                                                                                                    --------------------
                                                                                                      1995       1996
                                                                                           NOTE       L'000      L'000
                                                                                         ---------  ---------  ---------
NET CASH INFLOW FROM OPERATING ACTIVITIES..............................................  21             2,906      6,184
                                                                                                    ---------  ---------
RETURNS ON INVESTMENTS AND SERVICING OF FINANCE
Interest paid..........................................................................                  (561)      (433)
Interest received......................................................................                    34         50
Interest element of finance lease rental payments......................................                   (24)       (27)
Dividends paid.........................................................................                  (328)      (416)
                                                                                                    ---------  ---------
NET CASH OUTFLOW FROM RETURNS ON INVESTMENTS AND SERVICING OF FINANCE..................                  (879)      (826)
                                                                                                    ---------  ---------

TAXATION
ACT paid...............................................................................                   (60)      (102)
UK corporation tax paid................................................................                  (537)      (668)
Overseas and other taxes paid..........................................................                  (277)      (581)
                                                                                                    ---------  ---------
TAX PAID...............................................................................                  (874)    (1,351)
                                                                                                    ---------  ---------

INVESTING ACTIVITIES
Purchase of own shares.................................................................                  (118)    --
Sale of shares under option............................................................                    11     --
Purchase of intangible assets..........................................................  22            --            (78)
Purchase of subsidiaries...............................................................  23               (51)      (632)
Purchase of tangible fixed assets......................................................                (1,024)    (1,740)
Less: Inception of finance leases......................................................                    63      1,024
Proceeds from sales of fixed assets....................................................                   146        112
                                                                                                    ---------  ---------
NET CASH OUTFLOW FROM INVESTING ACTIVITIES.............................................                  (973)    (1,314)
                                                                                                    ---------  ---------
NET CASH INFLOW/(OUTFLOW) BEFORE FINANCING.............................................                   180      2,693

FINANCING
Additional loan repayable over 5 years.................................................                --            641
Issue of ordinary share capital........................................................                   118     --
                                                                                                    ---------  ---------
                                                                                                          298      3,334
                                                                                                    ---------  ---------
                                                                                                    ---------  ---------
FINANCING
Repayment of loans.....................................................................                   767        767
Capital element of finance lease.......................................................
Net rental payments....................................................................                   105        149
                                                                                                    ---------  ---------
NET CASH OUTFLOW FROM FINANCING........................................................                   872        916
INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS.......................................  24              (574)     2,418
                                                                                                    ---------  ---------
                                                                                                          298      3,334
                                                                                                    ---------  ---------
                                                                                                    ---------  ---------

    The notes on pages F-33 to F-48 form part of these financial statements.

                   AUSTIN KNIGHT LIMITED AND ITS SUBSIDIARIES

RECONCILIATION OF MOVEMENT IN SHAREHOLDERS' FUNDS

                                                                                                      YEAR ENDED
                                                                                                    30 SEPTEMBER,
                                                                                                 --------------------
                                                                                                   1995       1996
                                                                                                   L'000      L'000
                                                                                                 ---------  ---------
Profit for the financial year..................................................................      1,660      1,803
Dividends......................................................................................       (408)      (445)
                                                                                                 ---------  ---------
                                                                                                     1,252      1,358
Goodwill written off...........................................................................        (51)      (710)
Exchange adjustments...........................................................................         72         29
                                                                                                 ---------  ---------
                                                                                                     1,273        677
New share capital subscribed...................................................................        118     --
Opening Shareholders' Funds....................................................................     11,741     13,271
Prior year adjustments.........................................................................        139     --
                                                                                                 ---------  ---------
Closing Shareholders' Funds....................................................................     13,271     13,948
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES

                                                                                                        YEAR ENDED
                                                                                                      30 SEPTEMBER,
                                                                                                   --------------------
                                                                                                     1995       1996
                                                                                                     L'000      L'000
                                                                                                   ---------  ---------
Profit for the financial year....................................................................      1,660      1,803
Exchange adjustments.............................................................................         72         29
                                                                                                   ---------  ---------
Total recognised gains for the financial year....................................................      1,732      1,832
Prior year adjustment............................................................................        139     --
                                                                                                   ---------  ---------
Total gains recognised since the last Annual Report..............................................      1,871      1,832
                                                                                                   ---------  ---------
                                                                                                   ---------  ---------

    The notes on pages F-33 to F-48 form part of these financial statements.

                   AUSTIN KNIGHT LIMITED AND ITS SUBSIDIARIES

                             NOTES TO THE ACCOUNTS

                 FOR THE YEARS ENDED 30 SEPTEMBER 1995 AND 1996

1. ACCOUNTING POLICIES

A. BASIS OF PREPARATION

    The accounts have been prepared under the historical cost accounting rules as modified by the revaluation of freehold property and in accordance with applicable accounting standards.

B. TURNOVER AND RECOGNITION OF REVENUE

    Turnover represents amounts receivable from clients, exclusive of sales related taxes, in respect of charges for advertising placed, production work and fees. Revenue in respect of advertising and production is recognized when the work is completed. Fees are recognised over the period of the relevant assignment.

C. CONSOLIDATION

    The consolidated accounts of the Group incorporate the accounts of the Company and its subsidiaries, together with the accounts of the Austin Knight Limited Employees Trust.

    In accordance with the Companies Act of 1985 S230, a separate profit and loss account dealing with the results of Austin Knight Limited is not presented. The amount of the consolidated profit for the financial year dealt with in the accounts of the Company is L1,128,000 (1995 L1,149,000).

D. FOREIGN CURRENCIES

    Exchange differences on transactions during the year are charged or credited to the profit and loss account. The trading results and cash flow of overseas subsidiaries are translated at the average exchange rate for the year. Assets and liabilities are translated at exchange rates ruling at the year-end. On consolidation, differences on exchange arising from the retranslation of the opening net investment and from the translation of the profits or losses at average rates are taken directly to reserves.

E. GOODWILL

    Goodwill represents the amounts paid for subsidiary companies and acquired businesses in excess of their net asset value. For acquisitions made on or before 30 September 1992, the net book value of goodwill at that date is amortised in equal monthly installments over a maximum period of 10 years. For acquisitions after that date, goodwill is written off in full, directly to reserves in the year of purchase.

F. DEPRECIATION

    Tangible fixed assets are stated at historical cost or valuation less accumulated depreciation. Depreciation is provided to write off the cost of tangible fixed assets by equal monthly installments at the following rates:

    FREEHOLD PROPERTY--Provision for depreciation on freehold buildings with an estimated useful life of more than 50 years is not considered necessary since it is the Company's policy to maintain its properties in good condition which prolongs their useful lives and the Directors consider that the lives of these properties and their residual values are such that any depreciation involved would not be material. Costs of repairs and maintenance are charged against revenue in the year in which they are incurred.

                   AUSTIN KNIGHT LIMITED AND ITS SUBSIDIARIES

                 FOR THE YEARS ENDED 30 SEPTEMBER 1995 AND 1996

1. ACCOUNTING POLICIES (CONTINUED)
    INVESTMENT PROPERTIES--Provision for depreciation on freehold investment properties is made when the Directors consider there has been a permanent reduction in their realisable values.

    FURNITURE AND EQUIPMENT--10% to 25% per annum according to the estimated life of assets.

    MOTOR VEHICLES--20% per annum.

G. WORK-IN-PROGRESS

    Work-in-progress is valued at the lower of cost or net realisable value.

H. DEFERRED TAXATION

    Provision is made for deferred taxation using the liability method in respect of all material timing differences, to the extent that it is probable that the liability or asset will crystallise in the foreseeable future.

I. LEASES

    Leases are accounted for as finance leases where the Group enters into a lease which entails taking substantially all the risks and rewards of ownership of an asset. All other leases are accounted for as operating leases.

    Assets acquired under finance leases are capitalised in the balance sheet and are depreciated over their estimated useful lives. The capital element of future rentals is treated as a liability and the interest element is charged to the profit and loss account over the period of the leases in proportion to the balance outstanding. Rentals payable under operating leases are charged to the profit and loss account as incurred.

J. PENSIONS

    Contributions are paid to the Group's pension schemes to secure and enhance the benefits for personnel under the schemes in accordance with the recommendations of independent actuaries.

    Contributions are charged to the profit and loss account so as to spread the cost of the provisions over the employees' working lives in accordance with Statement of Standard Accounting Practice 24. Pension scheme surpluses or deficits are amortised over the expected remaining service lives of employees.

2. TURNOVER

    The turnover of the Group arose in the following geographical markets:

                                                                            1995       1996
                                                                            L'000      L'000
                                                                          ---------  ---------
United Kingdom..........................................................     76,908     82,473
United States...........................................................     27,566     33,942
Rest of world...........................................................     18,644     18,029
                                                                          ---------  ---------
                                                                            123,118    134,444
                                                                          ---------  ---------
                                                                          ---------  ---------

                   AUSTIN KNIGHT LIMITED AND ITS SUBSIDIARIES

                 FOR THE YEARS ENDED 30 SEPTEMBER 1995 AND 1996

3. OPERATING PROFIT

    The operating profit is stated after including:

                                                                                 1995       1996
                                                                                 L'000      L'000
                                                                               ---------  ---------
Depreciation of tangible fixed assets........................................        995        665
Amortisation of intangibles..................................................         70         68
Hire of plant and equipment..................................................        629        724
Other rents payable..........................................................      1,235      1,478
Directors' emoluments (Note 4):
  Management remuneration--Salaries and benefits.............................        268        274
                         --Performance payments..............................         27         29
  Fees.......................................................................         36         36
  Compensation for loss of office............................................         25     --
  Pension contributions......................................................         26         27
Auditors' remuneration--in respect of audit..................................        104        119
Auditors' remuneration--in respect of other work.............................         45         36
Rent receivable..............................................................        363        473

    Operating profit also includes the following amounts relating to acquisitions made during the year ended 30 September 1996:

                                                                                           L'000
                                                                                         ---------
Turnover...............................................................................        655
Cost of sales..........................................................................       (487)
                                                                                               ---
Gross profit...........................................................................        168
Administrative expenses................................................................       (137)
                                                                                               ---
Operating profit arising from acquisitions.............................................         31
                                                                                               ---
                                                                                               ---

4. DIRECTORS' EMOLUMENTS

    The details of Directors' emoluments are set out in Note 26, Remuneration Committee Report.

5. STAFF COSTS

    Staff costs, which include Directors' emoluments, were:

                                                                               1995       1996
                                                                               L'000      L'000
                                                                             ---------  ---------
Wages and salaries.........................................................     11,963     13,548
Social security costs......................................................        971      1,253
Pension costs..............................................................        525        611
                                                                             ---------  ---------
                                                                                13,459     15,412
                                                                             ---------  ---------
                                                                             ---------  ---------

    The average number of employees including Directors during the year was 514 (1995:476).

                   AUSTIN KNIGHT LIMITED AND ITS SUBSIDIARIES

                 FOR THE YEARS ENDED 30 SEPTEMBER 1995 AND 1996

6. EXCEPTIONAL ITEM

    This comprises solely the provisions necessary to reduce the Group's investment properties to their estimated net realisable values.

7. INTEREST

                                                                                    1995        1996
                                                                                    L'000       L'000
                                                                                     ---        -----
INTEREST PAYABLE
On bank loan repayable over more than five years................................        393         342
On overdrafts and other loans repayable wholly within five years................        156         105
Finance leases..................................................................         24          20
INTEREST RECEIVABLE.............................................................        (34)        (60)
                                                                                        ---         ---
                                                                                        539         407
                                                                                        ---         ---
                                                                                        ---         ---

8. TAXATION

    The taxation on the profit on ordinary activities for the year was as follows:

                                                                                 1995       1996
                                                                                 L'000      L'000
                                                                               ---------  ---------
United Kingdom corporation tax at 33%........................................        746        804
Overseas taxation............................................................        410        494
Deferred taxation--charge/(credit)
  UK.........................................................................         42       (235)
  Overseas...................................................................        (49)       110
Adjustments to prior years--charge/(credit)..................................        (51)        37
                                                                               ---------  ---------
                                                                                   1,098      1,210
                                                                               ---------  ---------
                                                                               ---------  ---------

9. DIVIDENDS

                                                                               1995       1996
                                                                               L'000      L'000
                                                                             ---------  ---------
Interim dividend of 2.75p per 25p share (1995: 2.60p per 25p share)                128        136
Final dividend of 6.25p per 25p share (1995: 5.65p per 25p share)                  280        309
                                                                             ---------  ---------
                                                                                   408        445
                                                                             ---------  ---------
                                                                             ---------  ---------

                   AUSTIN KNIGHT LIMITED AND ITS SUBSIDIARIES

                 FOR THE YEARS ENDED 30 SEPTEMBER 1995 AND 1996

10. INTANGIBLE FIXED ASSETS--GOODWILL

                                                                                          L'000
                                                                                        ---------
COST
At 1 October 1995.....................................................................      2,823
Exchange adjustments..................................................................        (18)
Addition on Acquisition of Business--see Note 22......................................         78
Addition on Acquisition of Subsidiaries--see Note 23..................................        632
                                                                                        ---------
AT 30 September 1996..................................................................      3,515
                                                                                        ---------
AMORTISATION
At 1 October 1995.....................................................................      2,325
Charge for year.......................................................................         68
Written off to reserves...............................................................        710
Exchange adjustments..................................................................         (7)
                                                                                        ---------
At 30 September 1996..................................................................      3,096
                                                                                        ---------
NET BOOK VALUES
At 30 September 1996..................................................................        419
                                                                                        ---------
                                                                                        ---------
At 30 September 1995..................................................................        498
                                                                                        ---------
                                                                                        ---------

11. TANGIBLE FIXED ASSETS

                                                                    FREEHOLD    FURNITURE/
                                                                    PROPERTY     EQUIPMENT    MOTOR VEHICLES      TOTAL
                                                                      L'000        L'000           L'000          L'000
                                                                   -----------  -----------  -----------------  ---------
COST OR VALUATION
At 1 October 1995................................................      14,472        5,447             513         20,432
Exchange adjustments.............................................      --               40               5             45
Additions........................................................      --            1,719              26          1,745
Acquisitions.....................................................      --               61          --                 61
Disposals........................................................      --             (793)            (92)          (885)
                                                                   -----------       -----             ---      ---------
At 30 September 1996.............................................      14,472        6,474             452         21,398
                                                                   -----------       -----             ---      ---------
DEPRECIATION
At 1 October 1995................................................      --            4,094             207          4,301
Exchange adjustments.............................................      --               25               1             26
Disposals........................................................      --             (616)            (36)          (652)
Acquisitions.....................................................      --               40          --                 40
Charge for the year..............................................          95          585              80            760
                                                                   -----------       -----             ---      ---------
At 30 September 1996.............................................          95        4,128             252          4,475
                                                                   -----------       -----             ---      ---------
NET BOOK VALUES
At 30 September 1996.............................................      14,377        2,346             200         16,923
                                                                   -----------       -----             ---      ---------
                                                                   -----------       -----             ---      ---------
At 30 September 1995.............................................      14,472        1,353             306         16,131
                                                                   -----------       -----             ---      ---------
                                                                   -----------       -----             ---      ---------

                   AUSTIN KNIGHT LIMITED AND ITS SUBSIDIARIES

                 FOR THE YEARS ENDED 30 SEPTEMBER 1995 AND 1996

11. TANGIBLE FIXED ASSETS (CONTINUED)
    Included in freehold property are investment properties of L627,000 shown at written down value (1995: L722,000). The remaining property was revalued to L13.75 million in 1992 based upon a Directors' valuation having regard to professional advice. Its historical cost is L8,385,000.

    The net book value of tangible fixed assets includes an amount of L933,000 (1995:L127,000) in respect of assets held under finance leases and hire purchase obligations. The depreciation to these assets in the year is L203,000 (1995:
L47,000).

12. INVESTMENTS

    PRINCIPAL TRADING SUBSIDIARIES

                                                                                  PERCENTAGE OF
                                               COUNTRY OF INCORPORATION          ORDINARY SHARE
                                                    AND OPERATION                 CAPITAL HELD
                                        --------------------------------------  -----------------
Austin Knight Incorporated............  United States of America                          100
Austin Knight Canada Incorporated.....  Canada                                            100
Austin Knight Proprietary Limited.....  Australia                                         100
Austin Knight Consulting Proprietary    Australia
  Limited.............................                                                    100
Austin Knight France SA...............  France                                            100
Austin Knight BV......................  Netherlands                                       100*
Carre Turenne SA......................  France                                            100**
Alliance Resource Humaines SA.........  France                                            100***
Austin Knight International BV........  Netherlands                                       100
Austin Knight Investments Ltd.........  Great Britain                                     100

- ------------------------

*   Held by subsidiary, Austin Knight International BV

**  Held by subsidiary, Austin Knight Investments Limited

*** Held by subsidiary, Austin Knight France SA

    The principal activities of the trading subsidiaries are recruitment and legal advertising and human resource consultancy.

    The results of all the above companies are included in the consolidated results for the Group using the acquisition method of accounting.

    Austin Knight Limited has given guarantees on behalf of certain subsidiary companies. The contingent liability at 30 September 1996 under these guarantees amounted to L512,000 (1995: L630,000) at the year-end rates of exchange.

                   AUSTIN KNIGHT LIMITED AND ITS SUBSIDIARIES

                 FOR THE YEARS ENDED 30 SEPTEMBER 1995 AND 1996

12. INVESTMENTS (CONTINUED)
OWN SHARES HELD

    The Group includes 152,250 of its own shares which are held by the Austin Knight Limited Employees Trust as an investment. They have been included at the cost to the Trust.

    The Austin Knight Limited Employees Trust exists for the benefit of the UK employees and to incentivise the Directors and senior employees of the Group. The Trust receives and holds shares in the Company either by means of a gift or a purchase made at the then fair value price. It receives and invests the dividends due on those shares and earns interest on its accumulated cash balances. Periodically, options over the shares which it holds are granted to individuals at the discretion of the Trustees based on recommendations by the Board.

                                                                                          L'000
                                                                                        ---------
Shares at cost 1 October 1995 and at 30 September 1996.....................                   112

                                                                               1995       1996
                                                                               L'000      L'000
                                                                             ---------  ---------
SUMMARY OF INVESTMENTS
Own shares held............................................................        112        112
                                                                             ---------  ---------
Net book value.............................................................        112        112
                                                                             ---------  ---------
                                                                             ---------  ---------

13. DEBTORS

                                                                               1995       1996
                                                                               L'000      L'000
                                                                             ---------  ---------
Trade debtors..............................................................     23,104     23,016
Other debtors..............................................................        624        698
Prepayments and accrued income.............................................        819        730
                                                                             ---------  ---------
                                                                                24,547     24,444
                                                                             ---------  ---------
                                                                             ---------  ---------

14. CREDITORS--AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                                               1995       1996
                                                                               L'000      L'000
                                                                             ---------  ---------
Bank loans and overdrafts..................................................      2,884      1,171
Trade creditors............................................................     17,061     18,608
Obligations under finance leases and hire purchase contracts...............         99        333
Dividend payable...........................................................        280        309
Other creditors including taxation and social security.....................      2,231      2,140
Accruals and deferred income...............................................      1,935      2,107
                                                                             ---------  ---------
                                                                                24,490     24,668
                                                                             ---------  ---------
                                                                             ---------  ---------

                   AUSTIN KNIGHT LIMITED AND ITS SUBSIDIARIES

                 FOR THE YEARS ENDED 30 SEPTEMBER 1995 AND 1996

14. CREDITORS--AMOUNTS FALLING DUE WITHIN ONE YEAR (CONTINUED)
    Details of the security given for the bank loan and overdrafts are shown in
Note 15.

    Other creditors including taxation and social security comprise:

                                                                                 1995       1996
                                                                                 L'000      L'000
                                                                               ---------  ---------
Corporation tax..............................................................      1,070        917
Social security and other taxes..............................................        289        937
Other creditors..............................................................        872        286
                                                                               ---------  ---------
                                                                                   2,231      2,140
                                                                               ---------  ---------
                                                                               ---------  ---------

15. CREDITORS--AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

                                                                                 1995       1996
                                                                                 L'000      L'000
                                                                               ---------  ---------
Bank loans...................................................................      4,409      4,138
Finance lease and hire purchase obligations..................................         58        700
Other creditors..............................................................         28         19
                                                                               ---------  ---------
                                                                                   4,495      4,857
                                                                               ---------  ---------
                                                                               ---------  ---------

    The bank loans and overdrafts are secured by fixed and floating charges on the freehold property and trade debtors of Austin Knight Limited and its UK and French subsidiaries. The loans bear interest based upon LIBOR and its French equivalent and are scheduled for repayment as follows:

                                                                                 1995       1996
                                                                                 L'000      L'000
                                                                               ---------  ---------
Between one and two years....................................................        767        891
Between two and five years...................................................      2,300      2,671
More than five years.........................................................      1,342        576
                                                                               ---------  ---------
                                                                                   4,409      4,138
                                                                               ---------  ---------
                                                                               ---------  ---------
Bank loan included in creditors due within one year..........................        767        891
                                                                               ---------  ---------

    The finance lease and hire purchase obligations fall due as follows:

                                                                                    1995         1996
                                                                                    L'000        L'000
                                                                                    -----        -----
Between one and two years......................................................          49          302
Between two and five years.....................................................           9          398
                                                                                         --
                                                                                                     ---
                                                                                         58          700
                                                                                         --
                                                                                         --
                                                                                                     ---
                                                                                                     ---

    All other creditors falling due after more than one year are payable within five years.

                   AUSTIN KNIGHT LIMITED AND ITS SUBSIDIARIES

                 FOR THE YEARS ENDED 30 SEPTEMBER 1995 AND 1996

16. PROVISIONS FOR LIABILITIES AND CHARGES

    The amounts provided for deferred taxation and other liabilities and charges are as follows:

                                                                          DEFERRED
                                                                             TAX          OTHER
                                                                            L'000         L'000
                                                                          ---------  ---------------
Provision at 1 October 1995.............................................        127           181
(Credit)/charge for the year in the profit and loss account
    UK..................................................................       (235)       --
    Overseas............................................................        110            33
    Transfers...........................................................         (2)       --
                                                                                ---           ---
Provision at 30 September 1996..........................................     --               214
                                                                                ---           ---
                                                                                ---           ---

    The amount of deferred taxation not provided is L221,000 and arises solely on capital allowances.

    The other provisions relate to pensions and other employee benefits.

17. CALLED UP SHARE CAPITAL

                                                                                 1995       1996
                                                                                 L'000      L'000
                                                                               ---------  ---------
AUTHORISED
8,000,000 shares of 25p each (1995: 8,000,000 shares of 25p each)............      2,000      2,000
                                                                               ---------  ---------
                                                                               ---------  ---------
ALLOTTED AND FULLY PAID
4,948,000 ordinary shares of 25p each (1995: 4,948,000 ordinary shares of 25p
  each)......................................................................      1,237      1,237
                                                                               ---------  ---------
                                                                               ---------  ---------

18. RESERVES

                                                                            PROFIT AND LOSS   REVALUATION       SHARE
                                                                                ACCOUNT         RESERVE        PREMIUM
                                                                                 L'000           L'000          L'000
                                                                            ---------------  -------------  -------------
At 1 October 1995.........................................................         6,551           5,396             87
Goodwill written off......................................................          (710)         --             --
Profit retained...........................................................         1,358          --             --
Exchange adjustments......................................................            29          --             --
                                                                                                                     --
                                                                                   -----           -----
At 30 September 1996......................................................         7,228           5,396             87
                                                                                                                     --
                                                                                                                     --
                                                                                   -----           -----
                                                                                   -----           -----

19. CAPITAL COMMITMENTS

    Capital expenditure authorised and contracted for by the Board of Directors at 30 September 1996, for which no provision has been made in these accounts, was L73,000 (1995: L107,000).

                   AUSTIN KNIGHT LIMITED AND ITS SUBSIDIARIES

                 FOR THE YEARS ENDED 30 SEPTEMBER 1995 AND 1996

20. LEASE COMMITMENTS

    The Group had the following annual commitments under operating leases:

                                                                                         LAND AND BUILDINGS
                                                                                                                   OTHER
                                                                                      ------------------------  -----------
                                                                                         1995         1996         1995
                                                                                         L'000        L'000        L'000
                                                                                          ---          ---          ---
ON LEASES EXPIRING
Within 1 year.......................................................................         274          115          220
Within 2--5 years...................................................................         423          467          295
After 5 years.......................................................................         773          914       --


                                                                                         1996
                                                                                         L'000
                                                                                          ---
ON LEASES EXPIRING
Within 1 year.......................................................................         296
Within 2--5 years...................................................................         485
After 5 years.......................................................................      --

21. RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM
OPERATING ACTIVITIES

                                                                                1995       1996
                                                                                L'000      L'000
                                                                              ---------  ---------
Operating profit............................................................      3,297      3,515
Depreciation................................................................        995        665
Amortisation of intangible fixed assets.....................................         70         68
Loss on disposal of fixed assets............................................         27        122
Decrease/(increase) in work-in-progress.....................................        (94)        82
Decrease/(increase) in debtors..............................................     (2,935)       424
Increase in creditors.......................................................      1,546      1,308
                                                                              ---------  ---------
Net cash inflow from operating activities...................................      2,906      6,184
                                                                              ---------  ---------
                                                                              ---------  ---------

22. PURCHASE OF INTANGIBLE ASSETS

    This relates to the goodwill arising on the acquisition of Dawson Advertising, a UK business in March 1996.

23. PURCHASE OF SUBSIDIARY UNDERTAKINGS

    1. During the year, further payments of L101,700 were made under the terms of the agreement for the purchase of Carre Turenne SA. These payments are determined by the level of sales and profits earned from that Company's clients since it joined the Group.

                   AUSTIN KNIGHT LIMITED AND ITS SUBSIDIARIES

                 FOR THE YEARS ENDED 30 SEPTEMBER 1995 AND 1996

23. PURCHASE OF SUBSIDIARY UNDERTAKINGS (CONTINUED)
    2. In July 1996, the Company acquired, through its subsidiary, Austin Knight France SA, the entire issued share capital of Alliance Resources Humaines SA, a company registered in France. The consideration paid and assets acquired were as follows:

                                                                                          L'000
                                                                                        ---------
Total Paid............................................................................        666
Cash Acquired.........................................................................       (159)
                                                                                        ---------
Net Payment...........................................................................        507
                                                                                        ---------
Fixed Assets..........................................................................         21
Debtors...............................................................................        409
Creditors.............................................................................       (453)
                                                                                        ---------
                                                                                              (23)
Goodwill..............................................................................        530
                                                                                        ---------
                                                                                              507
                                                                                        ---------
                                                                                        ---------

GOODWILL SUMMARY                                                                            L,000
                                                                                        ---------
Arising on the acquisition of Carre Turenne...........................................        102
Arising on the acquisition of Alliance RH.............................................        530
                                                                                        ---------
                                                                                              632
                                                                                        ---------
                                                                                        ---------

                     AUSTIN KNIGHT LIMITED AND SUBSIDIARIES

                 FOR THE YEARS ENDED 30 SEPTEMBER 1995 AND 1996

24. CASH AND CASH EQUIVALENTS

    Analysis of the balances as shown in the balance sheet and changes during the current year:

                                                                                           CHANGE
                                                                      1995       1996      IN YEAR
                                                                      L'000      L'000      L'000
                                                                    ---------  ---------  ---------
Analysis of Balances
    Cash at bank and in hand......................................      1,006      1,596        590
    Bank loan and overdrafts......................................     (2,884)    (1,171)     1,713
    Less: Amounts repayable after three months....................        767        891        124
                                                                    ---------  ---------  ---------
                                                                       (1,111)     1,316      2,427
                                                                    ---------  ---------  ---------
                                                                    ---------  ---------  ---------
                                                                                              L'000
                                                                                          ---------
Analysis of Changes
    Balance 1 October 1995........................................                           (1,111)
    Net cash inflow before the effect of exchange rate changes....                            2,418
    Effect of exchange rate changes...............................                                9
                                                                                          ---------
    Balance 30 September 1996.....................................                            1,316
                                                                                          ---------
                                                                                          ---------

                                                                      SHARE      LOANS AND FINANCE
                                                                     CAPITAL     LEASE OBLIGATIONS
                                                                      L'000            L'000
                                                                   -----------  -------------------
Analysis of changes in financing during the year
    Balance 1 October 1995.......................................       1,324            5,332
    Additional loan raised.......................................      --                  641
    Repayment of loan............................................      --                 (767)
    Finance lease repayments.....................................      --                 (149)
    Finance lease inceptions (non-cash transaction)..............      --                1,024
    Effect of exchange rate changes..............................      --                  (19)
                                                                        -----            -----
    Balance 30 September 1996....................................       1,324            6,062
                                                                        -----            -----
                                                                        -----            -----

25. PENSION SCHEMES

    The two principal schemes of the Group are operated in the United Kingdom, one a defined contribution scheme, the other a defined benefit scheme. The defined contribution scheme is operated on the Group's behalf by an independent, recognised pension provider. It is currently being wound up and the accrued benefits transferred to other schemes not administered by the Group or the individuals concerned.

    The defined benefit scheme is trustee administered and the fund is maintained by fund managers independently of the Group's finances. The funding and accounting policies are identical and consist of providing for the liabilities in respect of an individual in a systematic manner over the individual's working lifetime.

                     AUSTIN KNIGHT LIMITED AND SUBSIDIARIES

                 FOR THE YEARS ENDED 30 SEPTEMBER 1995 AND 1996

25. PENSION SCHEMES (CONTINUED)
    The pension cost has been assessed in accordance with the advice of an independent actuary and has been based on a valuation carried out as at 1 April 1996. The market value of the scheme's assets as at 1 April 1996 was approximately L10.2 million and the level of funding approximately 100%.

    The actuarial valuation at 1 April 1996 was carried out on the attained age valuation method and the main actuarial assumptions adopted were:

Nominal return on investments.......  8.5% p.a.
Rate of salary increases............  6.0% p.a.
Rate of pension increases...........  2.5% p.a. (for benefits related to service prior to 1 April 1996).
                                      4.0% p.a. (for service after 1 April 1996).
Rate of dividend increases..........  4.0% p.a.

26. REMUNERATION COMMITTEE REPORT

INTRODUCTION

    This report of the Remuneration Committee, on behalf of the Board, sets out Austin Knight Limited's policy on Executive Directors' remuneration and provides details of the remuneration earned by the Directors in the 1995/96 financial year. It also details their interests in the Company's shares.

    The remuneration arrangements for all Executive Directors are determined by the Remuneration Committee, which is also responsible for the operation of the Executive Share Option Scheme.

    The Company has considered the provisions of the Code of Best Practice of the Greenbury Study Group on Directors' Remuneration. It complies with Section A of the best practice provisions annexed to the Listing Rules of the London Stock Exchange and the Remuneration Committee has given full consideration to the provisions of Section B in framing its remuneration policy.

GENERAL POLICY ON EXECUTIVE REMUNERATION

    The Remuneration Committee, when setting objectives on pay and benefits, aims to ensure that remuneration packages offered are competitive and designed to attract, retain and motivate executive directors and senior management of the highest quality.

    The main components of the remuneration package are set out below.

BASE SALARIES

    Basic salaries are determined by the Remuneration Committee taking into account the performance of the individual and information from independent sources on the rates of salaries in the competitive market.

                     AUSTIN KNIGHT LIMITED AND SUBSIDIARIES

                 FOR THE YEARS ENDED 30 SEPTEMBER 1995 AND 1996

26. REMUNERATION COMMITTEE REPORT (CONTINUED)
ANNUAL BONUS

    The annual bonus scheme for Executive Directors is based on the profit performance of the Group and its earnings per share.

SHARE OPTION SCHEME

    Executive Directors, as members of senior management, are eligible share options granted by the Austin Knight Limited Employees Trust. Periodically, options are granted by the Trust at the discretion of the trustees based on recommendations by the Board.

PENSION

    Executive Directors are eligible to join the August Knight Pension and Life Assurance Scheme. Pension contributions are paid to the Company's pension scheme which is open to all senior employees and most other staff with more than two years' service. The scheme provides a pension of one-sixtieth of final pensionable salary for each year of pensionable service. It also provides the usual pension related benefits including a lump sum of four times salary in the event of death in service. Only base salary is pensionable.

CONTRACTS OF SERVICE

    Details of individual Directors' contract terms are given in the table of Directors' emoluments below.

DIRECTORS' EMOLUMENTS

    Details of Directors' emoluments in 1996, with the comparison for the previous year, are as follows:

                                                                                     1995         1996
                                                                                     L'000        L'000
                                                                                     -----        -----
Fees............................................................................          36           36
Salaries and other benefits.....................................................         268          274
Performance payments............................................................          27           29
Pension contributions...........................................................          26           27
                                                                                         ---          ---
TOTAL...........................................................................         357          366
                                                                                         ---          ---
                                                                                         ---          ---

                     AUSTIN KNIGHT LIMITED AND SUBSIDIARIES

                 FOR THE YEARS ENDED 30 SEPTEMBER 1995 AND 1996

26. REMUNERATION COMMITTEE REPORT (CONTINUED)
    The emoluments of individual Directors are set out below:

                                                                                                               CONTRACT
                                              BASE                    PAYMENTS                                  NOTICE
                                             SALARY/                     FOR          PENSION                  PERIOD/
                                              FEES      BENEFITS     PERFORMANCE   CONTRIBUTIONS    TOTAL    EXPIRY DATE
                                            ---------  -----------  -------------  -------------  ---------  ------------
K.G. Fordham...................       1996     50,000      14,028        --             --           64,028  6 months
                                      1995     50,000      13,539        --             --           63,539
                                 ---------  ---------  -----------       ------         ------    ---------  ------------
J.R. Ratcliffe.................       1996    115,000      21,363        20,125         17,250      173,738  12 months
                                      1995    105,060      21,424        20,000         15,750      162,234
                                 ---------  ---------  -----------       ------         ------    ---------  ------------
J.B. Gowshall..................       1996     35,750       5,223        --              5,363       46,336  Retired
                                      1995     66,560      10,268         7,500          9,975       94,303  31.3.96
                                 ---------  ---------  -----------       ------         ------    ---------  ------------
R.A. Campbell..................       1996     12,000      --            --             --           12,000  30.11.97
                                      1995     12,000      --            --             --           12,000
                                 ---------  ---------  -----------       ------         ------    ---------  ------------
D.T. French....................       1996     12,000      --            --             --           12,000  30.11.98
                                      1995     12,000      --            --             --           12,000
                                 ---------  ---------  -----------       ------         ------    ---------  ------------
T.C. Mallott...................       1996     12,000       1,327        --             --           13,327  30.11.97
                                      1995     12,000         834        --             --           12,834
                                 ---------  ---------  -----------       ------         ------    ---------  ------------
S.J. Cooney....................       1996     27,000       4,670         8,750          4,050       44,470  6 months
                                      1995     --          --            --             --           --
                                 ---------  ---------  -----------       ------         ------    ---------  ------------
                                 ---------  ---------  -----------       ------         ------    ---------  ------------
                                      1996    263,750      46,611        28,875         26,663      365,899
                                      1995    257,620      46,065        27,500         25,725      356,910
                                 ---------  ---------  -----------       ------         ------    ---------  ------------
                                 ---------  ---------  -----------       ------         ------    ---------  ------------

    In addition to the above payments, K.G. Fordham and T.C. Mallott receive a pension from the Company's pension scheme in accordance with the terms of that scheme. J.B. Gowshall has been retained as a consultant to the Company until 31 March 1997 for a fee of L10,000. He also receives a pension from the Company's pension scheme.

    Executive Directors may hold other non-executive directorships with the prior written consent of the Board.

                     AUSTIN KNIGHT LIMITED AND SUBSIDIARIES

                 FOR THE YEARS ENDED 30 SEPTEMBER 1995 AND 1996

26. REMUNERATION COMMITTEE REPORT (CONTINUED)
    The Director's interests in the 25p ordinary shares of the Company at 30 September 1996 and 1995 or date of appointment were as follows:

                                                                      BENEFICIAL                       NON-BENEFICIAL
                                                    ----------------------------------------------  --------------------
                                                    1995 No.                1996 No.                  1995       1996
                                                       of         Share        of         Share      No. of     No. of
                                                     shares      Options     shares      Options     shares     shares
                                                    ---------  -----------  ---------  -----------  ---------  ---------
K.G. Fordham......................................    468,224      --         468,224      --         704,320    704,320
J.R. Ratcliffe....................................     88,200      25,000      88,200      35,000      --         --
J.B. Gowshall.....................................      3,000      12,000      --          --          --         --
D.T. French.......................................     --          --           8,000      --          64,000     56,000
T.C. Mallott......................................     92,032      --          92,032      --          --         --
S.J. Cooney.......................................     --          2,000*      --           2,000      --         --
R.A. Campbell.....................................     --          --          --          --          --         --
Trustee of the Austin Knight
Limited Employees Trust...........................     --          --          --          --         152,250    152,250

- ------------------------

*   Date of appointment.

    On 1 September 1994, J.R. Ratcliffe was granted options over 25,000 ordinary shares of 25p each at 95p per ordinary share exercisable between 1 September 1995 and 1 September 2001. On 28 November 1995, J.R. Ratcliffe and S.J. Cooney were granted options on a further 10,000 and 2,000 ordinary shares, respectively, at L1.30p per ordinary share , exercisable between 28 November 1998 and 28 November 2002. None of the Directors have any interests in the shares of the other Group companies. No other Director has any rights to subscribe for shares in the Company or any other Group company.

    The trustee of the Austin Knight Limited Employees Trust is Austin Knight Trustees Limited, a corporate Trustee, the Directors of which are K.G. Fordham, R.A. Campbell and D.T. French.

                   AUSTIN KNIGHT LIMITED AND ITS SUBSIDIARIES

                      CONSOLIDATED PROFIT AND LOSS ACCOUNT

                                                                                       NINE MONTHS ENDED 30
                                                                                               JUNE
                                                                                      ----------------------
                                                                                           (UNAUDITED)

                                                                                         1996        1997
                                                                            NOTE        L'000       L'000
                                                                            -----     ----------  ----------
TURNOVER...............................................................           1      100,585     105,158
Cost of Sales..........................................................                  (90,262)    (93,297)
                                                                                      ----------  ----------
GROSS PROFIT...........................................................                   10,323      11,861
Administrative expenses................................................                   (8,160)     (9,291)
Other operating income.................................................                      229      --
                                                                                      ----------  ----------
OPERATING PROFIT.......................................................           2        2,392       2,570
Interest expense.......................................................           4         (340)       (298)
                                                                                      ----------  ----------
PROFIT on ordinary activities before taxation..........................                    2,052       2,272
TAXATION...............................................................           5         (839)     (1,007)
                                                                                      ----------  ----------
PROFIT for the financial period........................................                    1,213       1,265
DIVIDENDS..............................................................                     (334)     --
                                                                                      ----------  ----------
RETAINED PROFIT for the financial period...............................                      879       1,265
                                                                                      ----------  ----------
                                                                                      ----------  ----------

    The notes on pages F-53 to F-56 form part of these financial statements.

                   AUSTIN KNIGHT LIMITED AND ITS SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET

                                                                                              AS AT 30 JUNE
                                                                                                  1997
                                                                                            -----------------
                                                                                               (UNAUDITED)

                                                                                   NOTE           L'000
                                                                                 ---------  -----------------
FIXED ASSETS
Intangible assets..............................................................          6            303
Tangible assets................................................................                    16,876
Investments....................................................................                       163
                                                                                                  -------
                                                                                                   17,342
                                                                                                  -------
CURRENT ASSETS
Work-in-progress...............................................................                       219
Debtors........................................................................                    27,274
Cash at bank and in hand.......................................................                       364
                                                                                                  -------
                                                                                                   27,857
CREDITORS: Amounts falling due within one year.................................                   (25,614)
                                                                                                  -------
NET CURRENT ASSETS/(LIABILITIES)...............................................                     2,243
                                                                                                  -------

TOTAL ASSETS LESS CURRENT LIABILITIES..........................................                    19,585
CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR........................          7         (4,465)
PROVISION FOR LIABILITIES AND CHARGES..........................................          8           (123)
                                                                                                  -------
NET ASSETS.....................................................................                    14,997
                                                                                                  -------
                                                                                                  -------
CAPITAL AND RESERVES
Called up share capital........................................................                     1,251
Share Premium Account..........................................................                       195
Revaluation reserve............................................................                     5,396
Profit and loss account........................................................                     8,155
                                                                                                  -------
                                                                                                   14,997
                                                                                                  -------
                                                                                                  -------

    The notes on pages F-53 to F-56 form part of these financial statements.

                   AUSTIN KNIGHT LIMITED AND ITS SUBSIDIARIES

                       CONSOLIDATED CASH FLOW STATEMENTS*

                                                                                                      NINE MONTHS ENDED
                                                                                                           30 JUNE,
                                                                                                     --------------------
                                                                                                         (UNAUDITED)

                                                                                                       1996       1997
                                                                                                     ---------  ---------
                                                                                            NOTE       L'000      L'000
                                                                                          ---------  ---------  ---------
NET CASH INFLOW (OUTFLOW) FROM OPERATING ACTIVITIES.....................................  9              4,719     (1,506)
                                                                                                     ---------  ---------
RETURNS ON INVESTMENTS AND SERVICING OF FINANCE
Interest paid...........................................................................                  (373)      (327)
Interest received.......................................................................                    50         44
Interest element of finance lease rental payments.......................................                   (17)       (15)
                                                                                                     ---------  ---------
NET CASH OUTFLOW FROM RETURNS ON INVESTMENTS AND SERVICING OF FINANCE...................                  (340)      (298)
                                                                                                     ---------  ---------

TAXATION
ACT paid................................................................................                  (102)      (111)
UK corporation tax paid.................................................................                  (668)      (763)
Overseas and other taxes paid...........................................................                  (666)      (210)
                                                                                                     ---------  ---------
TAX PAID................................................................................                (1,436)    (1,084)
                                                                                                     ---------  ---------

CAPITAL EXPENDITURES
Purchase of own shares..................................................................                --           (122)
Sale of shares under option.............................................................                --             71
Purchase of intangible assets...........................................................                   (78)    --
Purchase of tangible fixed assets.......................................................                (1,450)    (1,434)
Less: Inception of finance leases.......................................................                   798        686
Proceeds from sales of fixed assets.....................................................                    84        682
                                                                                                     ---------  ---------
NET CASH OUTFLOW FROM INVESTING ACTIVITIES..............................................                  (646)      (117)
                                                                                                     ---------  ---------
Dividends paid..........................................................................                  (280)      (309)
NET CASH INFLOW/(OUTFLOW) BEFORE FINANCING..............................................                 2,017     (3,314)

FINANCING
Issue of ordinary share capital.........................................................                --            122
                                                                                                     ---------  ---------
                                                                                                         2,017     (3,192)
                                                                                                     ---------  ---------
                                                                                                     ---------  ---------
FINANCING
Repayment of loans......................................................................                   575        657
Net rental payments.....................................................................                    91        202
                                                                                                     ---------  ---------
NET CASH OUTFLOW FROM FINANCING.........................................................                   666        859
INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS........................................  10             1,351     (4,051)
                                                                                                     ---------  ---------
                                                                                                         2,017     (3,192)
                                                                                                     ---------  ---------
                                                                                                     ---------  ---------

* Due to changes in Accounting Standards in the United Kingdom the information on this page is presented in a format different than that presented elsewhere in this document.

    The notes on pages F-53 to F-56 form part of these financial statements.

                   AUSTIN KNIGHT LIMITED AND ITS SUBSIDIARIES

RECONCILIATION OF MOVEMENT IN SHAREHOLDERS' FUNDS

                                                                                                 NINE MONTHS ENDED
                                                                                                    (UNAUDITED)
                                                                                                   30 JUNE, 1997
                                                                                                -------------------
                                                                                                       L'000
Opening Shareholders' Funds...................................................................          13,948
                                                                                                        ------
Profit for the financial period...............................................................           1,265
Exchange adjustments..........................................................................            (338)
                                                                                                        ------
Total recognised gains for the financial period...............................................             927
New share capital subscribed..................................................................             122
                                                                                                        ------
Closing Shareholders' Funds...................................................................          14,997
                                                                                                        ------
                                                                                                        ------

    The notes on pages F-53 to F-56 form part of these financial statements.

                   AUSTIN KNIGHT LIMITED AND ITS SUBSIDIARIES

                             NOTES TO THE ACCOUNTS

                FOR THE NINE MONTHS ENDED 30 JUNE 1996 AND 1997

                                  (UNAUDITED)

1. TURNOVER

    The turnover at the Group arose in the following geographical markets:

                                                                                                1996       1997
                                                                                                L'000      L'000
                                                                                              ---------  ---------
United Kingdom..............................................................................     61,631     64,191
United States...............................................................................     25,196     28,258
Rest of world...............................................................................     13,758     12,709
                                                                                              ---------  ---------
                                                                                                100,585    105,158
                                                                                              ---------  ---------
                                                                                              ---------  ---------

2. OPERATING PROFIT

    The operating profit is stated after including:

                                                                                 1996       1997
                                                                                 L'000      L'000
                                                                               ---------  ---------
Depreciation of tangible fixed assets........................................        501        741
Amortisation of intangibles..................................................         51         50
Hire of plant and equipment..................................................        531        600
Other rents payable..........................................................        842        857
Directors' emoluments
  Management remuneration--Salaries and benefits.............................        223        203
                         --Performance payments..............................         19     --
  Fees.......................................................................         27         35
  Pension contributions......................................................         20         20
Auditors' remuneration--in respect of audit..................................         89         98
Auditors' remuneration--in respect to other work.............................         27         65
Rent receivable..............................................................        283        291

3. STAFF COSTS

    Staff costs, which include Directors' emoluments, were:

                                                                               1996       1997
                                                                               L'000      L'000
                                                                             ---------  ---------
Wages and salaries.........................................................      9,975     11,118
Social security costs......................................................      1,102      1,245
Pension costs..............................................................        441        652
                                                                             ---------  ---------
                                                                                11,518     13,015
                                                                             ---------  ---------
                                                                             ---------  ---------

    The average number of employees including Directors during the nine months ended June 30, 1996 and 1997 were 510 and 531, respectively.

                   AUSTIN KNIGHT LIMITED AND ITS SUBSIDIARIES

                FOR THE NINE MONTHS ENDED 30 JUNE 1996 AND 1997

                                  (UNAUDITED)

4. INTEREST

                                                                                    1996         1997
                                                                                    L'000        L'000
                                                                                    -----        -----
INTEREST PAYABLE
On bank loan repayable over more than five years...............................         285          250
On overdrafts and other loans repayable wholly within five years...............          88           77
Finance leases.................................................................          17           15
INTEREST RECEIVABLE............................................................         (50)         (44)
                                                                                        ---          ---
                                                                                        340          298
                                                                                        ---          ---
                                                                                        ---          ---

5. TAXATION

    The taxation on the profit on ordinary activities for the period was as follows:

                                                                                 1996       1997
                                                                                 L'000      L'000
                                                                               ---------  ---------
United Kingdom corporation tax at 33%........................................        505        311
Overseas taxation............................................................        334        607
Adjustments to prior years--charge...........................................     --             89
                                                                               ---------  ---------
                                                                                     839      1,007
                                                                               ---------  ---------
                                                                               ---------  ---------

6. INTANGIBLE FIXED ASSETS--GOODWILL

                                                                                          L'000
                                                                                        ---------
COST
At 1 October 1996.....................................................................      3,515
Exchange adjustments..................................................................       (126)
                                                                                        ---------
AT 30 June 1997.......................................................................      3,389
                                                                                        ---------
AMORTISATION
At 1 October 1996.....................................................................      3,096
Charge for period.....................................................................         50
Written off to reserves...............................................................         --
Exchange adjustments..................................................................        (60)
                                                                                        ---------
At 30 June 1997.......................................................................      3,086
                                                                                        ---------
NET BOOK VALUE
At 30 June 1997.......................................................................        303
                                                                                        ---------
                                                                                        ---------

                   AUSTIN KNIGHT LIMITED AND ITS SUBSIDIARIES

                FOR THE NINE MONTHS ENDED 30 JUNE 1996 AND 1997

                                  (UNAUDITED)

7. CREDITORS--AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

                                                                                          1997
                                                                                          L'000
                                                                                        ---------
Bank loans............................................................................      3,402
Finance lease and hire purchase obligations...........................................      1,063
                                                                                        ---------
                                                                                            4,465
                                                                                        ---------
                                                                                        ---------

8. PROVISIONS FOR LIABILITIES AND CHARGES

    The amounts provided for deferred taxation and other liabilities and charges are as follows:

                                                                                            L'000
                                                                                            -----
Provision at 1 October 1996............................................................         214
Credit for the period in the profit and loss account
    Overseas...........................................................................         (91)
                                                                                                ---
Provision at 30 June 1997..............................................................         123
                                                                                                ---
                                                                                                ---

    The amount of deferred taxation not provided is L221,000 and arises solely on capital allowances.

    The other provisions relate to pensions and other employee benefits.

9. RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM
OPERATING ACTIVITIES

                                                                               1996       1997
                                                                               L'000      L'000
                                                                             ---------  ---------
Operating profit...........................................................      2,392      2,570
Depreciation...............................................................        501        741
Amortisation of intangible fixed assets....................................         51         50
Loss on disposal of fixed assets...........................................         92        (13)
Decrease/(increase) in work-in-progress....................................         71        (31)
Increase in debtors........................................................     (1,525)    (3,735)
Increase/(decrease) in creditors...........................................      3,137     (1,088)
                                                                             ---------  ---------
Net cash inflow (outflow) from operating activities........................      4,719     (1,506)
                                                                             ---------  ---------
                                                                             ---------  ---------

                   AUSTIN KNIGHT LIMITED AND ITS SUBSIDIARIES

                FOR THE NINE MONTHS ENDED 30 JUNE 1996 AND 1997

                                  (UNAUDITED)

10. RECONCILIATION OF MOVEMENT TO NET DEBT

                                                 30 SEPTEMBER                                                            OTHER
                                             --------------------     CHANGE          EXCHANGE                         NON CASH
                                               1996       1997       IN PERIOD        MOVEMENTS        CASHFLOWS       MOVEMENTS
                                             ---------  ---------  -------------  -----------------  -------------  ---------------
                                               L000       L000         L000             L000             L000            L000

Cash at bank and in hand...................      1,596        364       (1,232)             (18)          (1,214)             --

Overdrafts.................................       (280)    (3,158)      (2,878)             (41)          (2,837)             --

                                                 1,316     (2,794)      (4,110)             (59)          (4,051)             --
                                                                                             --
                                             ---------  ---------       ------                            ------             ---

Bank loans under 1 year....................       (891)      (869)          22               22               --              --

Bank loans over 1 year.....................     (4,138)    (3,402)         736               79              657              --

Finance leases under 1 year................       (333)      (504)        (171)             (16)              --            (155)

Finance leases over 1 year.................       (700)    (1,063)        (363)             (34)             202            (531)
                                                                                             --
                                             ---------  ---------       ------                            ------             ---

                                                (4,746)    (8,632)      (3,886)              (8)          (3,192)           (686)
                                                                                             --
                                                                                             --
                                             ---------  ---------       ------                            ------             ---
                                             ---------  ---------       ------                            ------             ---